Prospectus Supplement

JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS II	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK FUNDS III	(collectively, the trusts)
JOHN HANCOCK INVESTMENT TRUST

Supplement dated June 23, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

At its meeting held on June 20–23, 2022, the Board of Trustees for each series of the trusts listed above with Class I shares approved the following, effective immediately:

In the “Choosing an eligible share class” section in the “Fund details” section of the Prospectus, the following information under the heading “Class I shares” is amended and restated in its entirety as follows:

Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

•	Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.
•	Retirement and other benefit plans
•	Endowment funds, foundations, donor advised funds, and other charitable entities
•	Any state, county, or city, or its instrumentality, department, authority, or agency
•	Accounts registered to insurance companies, trust companies, and bank trust departments
•	Any entity that is considered a corporation for tax purposes
•	Investment companies, both affiliated and not affiliated with the advisor
•	Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

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